CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT


I,  Egidio   Robertiello,   President  of  Credit  Suisse  Alternative   Capital
Multi-Strategy Institutional Fund, LLC (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  November 23, 2009            /s/ Egidio Robertiello
     ----------------------         --------------------------------------------
                                    Egidio Robertiello, President
                                    (principal executive officer)


I, Sandra DeGaray, Chief Financial Officer and Treasurer of Credit Suisse Alternative Capital Multi-Strategy Institutional Fund, LLC (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  November 20, 2009            /s/ Sandra DeGaray
     ----------------------         --------------------------------------------
                                    Sandra DeGaray, Chief Financial Officer and
                                    Treasurer
                                    (principal financial officer)